SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 10, 2009
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)
0-3576
(Commission File Number)
58-0869052
(IRS Employer Identification Number)
191 Peachtree Street NE, Suite 3600 Atlanta, Georgia 30303-1740
(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 407-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On August 10, 2009, Cousins Properties Incorporated (the “Company”) issued a Quarterly Information Package containing a press release and information about the Company’s financial condition and results of operations for the three and six months ended June 30, 2009. A copy of the Company’s Quarterly Information Package is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (c) Exhibits:

Exhibit Number	Description

99.1	Quarterly Information Package for the Quarter Ended June 30, 2009.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 10, 2009

COUSINS PROPERTIES INCORPORATED
By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer

COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended June 30, 2009
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	5

Funds From Operations	6

Condensed Consolidated Balance Sheets	7

Key Ratios and Supplemental Information	8

Net Income and Funds From Operations-Supplemental Detail	9

Development Pipeline	16

Portfolio Listing	17

Same Property Information	20

Square Feet Expiring:
Office	21
Retail	22
Industrial	23

Top 25 Largest Tenants	24

Inventory of Land Held	25

Inventory of Residential Lots	27

Inventory of Multi-Family Units Held for Sale	29

Debt Outstanding	30

Reconciliations of Non-GAAP Financial Measures	31

Discussion of Non-GAAP Financial Measures	36
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential and condominium markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the risks identified in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The words “believes,” “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.